Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of Sino-Global Shipping America, Ltd. (the “Company”) for the period ended September 30, 2020, as filed with the Securities and Exchange Commission on the date hereof and pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Lei Cao, Chief Executive Officer and Tuo Pan, Acting Chief Financial Officer, each hereby certifies that:

(1)	This report containing the financial statements fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the this report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2020	/s/ Lei Cao
Lei Cao
Chief Executive Officer (Principal Executive Officer)

Date: November 13, 2020	/s/ Tuo Pan
Tuo Pan
Acting Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)